

SOLUNA HOLDINGS

1Q 2024 Results & Business Update

May 2024

Preamble

The following content is completely qualified by the legal disclosures on the slide following this one.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

The content is in line with our principles of being accountable and transparent with shareholders.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review.

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Soluna's nor Soluna's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

In addition to figures prepared in accordance with GAAP, Soluna from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow, both on a company basis and on a project-level basis. Project level measures may not take into account a full allocation of corporate expenses. These measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2023 for an explanation of how management uses these measures in evaluating its operations.

Financial Results
Q1 FY24



2024 Corporate Focus

Launch AI

We have 2 MW of our Project Dorothy 2 site slated for our Helix Pilot, focused on next generation data centers for AI.

To partner with industry leaders to bring this online and create a repeatable blueprint for our new AI business.

.

Optimize Projects

Our objective is to achieve operational excellence across all data centers, targeting a budgeted EBITDA and maintaining high customer satisfaction.

Finance Projects

Plan to raise funds to support our growth initiatives, particularly in our AI business.

Grow Pipeline

Aim to double our assets under management to 150 MW by the end of fiscal year 2024, focusing on constructing and energizing 48 MW of Project Dorothy 2, and breaking ground on Project Kati.

Q1 FY24 Highlights

(1 of 2)

Record Adjusted EBITDA

Adjusted EBITDA (non-GAAP) ramped to $5.1 million compared to first quarter 2023 of ($2.9) million, an increase of $8.0 million driven by strong revenue growth and cost discipline.

Strong Cash Growth

Cash grew 85% from 1Q23 and 32% from end of 2023 to $8.4 million.

Another Record Revenue Quarter

Revenue continued to grow, up 24% to $12.5 million compared to $10.1 million in the fourth quarter of 2023.

Completed Winter Demand Response System Block

As part of its ancillary services plan, Soluna completed the program's winter block at Project Dorothy, demonstrating the ability of the project to effectively diversify our sources of revenue.

Q1 FY24 Highlights

(2 of 2)

Soluna Launches New AI Cloud Service

The company recently announced its new AI Cloud service, Soluna Cloud, in collaboration with a leading High Performance Computing Company.

Post-Halving Optimizations

The Company continued its post-halving optimization plan to boost hashrate for its hosting clients and its proprietary mining operations. The Company's optimizations include MaestroOS upgrades to increase granular control of miners, sites with industry-leading PUE and electrical design, software-based tuning to improve J/TH, and preventative maintenance using predictive systems.

New CFO

John Tunison was appointed as CFO, replacing David Michaels who will be returning to his role on the board.

Revenue Quarterly Trend FY 2023-24
(in 000's)

Includes Revenue % Change Quarter over Quarter



-33%
180%
75%
24%

	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24
Data Hosting Revenue	$286	$286	$4,011	$4,745	$5,278
Cryptocurrency Mining Revenue	2,796	2,796	1,786	5,105	6,396
Demand Response Services	—	—	—	286	875
Grand Total	$3,082	$3,082	$5,797	$10,118	$12,549

Gross Profit Quarterly Trend FY 2023-24

(in 000's)


Total Revenue
Total Cost of Revenue
Gross Profit
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($66)
($390)
$1,407
$4,284
$6,934
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24

Certain prior quarter amounts have been reclassified for consistency in the current quarter presentation.

General & Administrative
Q1 2024 Highlights
(in 000's)


10% Reduction in G&A
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.4M
-0.5
-0.2
-0.1
0.4
$4.0M
1Q23 G&A
Legal Fees
Stock-based Compensation
Investor Relations
Salaries
1Q24 G&A

Adjusted EBITDA & Revenue
FY 2023-24 by Quarter
(in 000's)



Revenue
Adjusted EBITDA
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($4,000)
$3,082
($2,910)
$2,068
($1,993)
$5,797
$405
$10,118
$1,041
$12,549
$5,147
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24

Condensed Consolidated **Balance Sheet Highlights**

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

(Dollars in thousands, except per share)	March 31, 2024	December 31, 2023
Assets		
Current Assets:		
Cash	$ 8,438	$ 6,368
Restricted cash	1,956	2,999
Accounts receivable	4,428	2,948
Notes receivable	306	446
Prepaid expenses and other current assets	1,692	1,416
Equipment held for sale	176	107
Total Current Assets	16,996	14,284
Restricted cash, noncurrent	1,000	1,000
Other assets	2,953	2,954
Deposits and credits on equipment	1,371	1,028
Property, plant and equipment, net	43,264	44,572
Intangible assets, net	24,673	27,007
Operating lease right-of-use assets	380	431
Total Assets	$ 90,637	$ 91,276
Liabilities and Stockholders' Equity		
Current Liabilities:		
Accounts payable	$ 2,528	$ 2,099
Accrued liabilities	5,957	4,906
Convertible notes payable	6,216	8,474
Current portion of debt	10,255	10,864
Income tax payable	24	24
Warrant liability	6,048	-
Customer deposits-current	1,276	1,588
Operating lease liability	194	220
Total Current Liabilities	32,498	28,175
Other liabilities	499	499
Customer deposits- long-term	1,368	1,248
Operating lease liability	189	216
Deferred tax liability, net	7,232	7,779
Total Liabilities	41,786	37,917
Commitments and Contingencies (Note 14)		
Stockholders' Equity:		
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share, $25.00 liquidation preference; authorized 6,040,000; 3,061,245 shares issued and outstanding as of March 31, 2024 and December 31, 2023	3	3
Series B Preferred Stock, par value $0.0001 per share, authorized 187,500; 62,500 shares issued and outstanding as of March 31, 2024 and December 31, 2023	—	—
Common stock, par value $0.001 per share, authorized 75,000,000; 2,882,231 shares issued and 2,841,490 shares outstanding as of March 31, 2024 and 2,546,361 shares issued and 2,505,620 shares outstanding as of December 31, 2023	3	3
Additional paid-in capital	291,545	291,276
Accumulated deficit	(256,224)	(250,970)
Common stock in treasury, at cost, 40,741 shares at March 31, 2024 and December 31, 2023	(13,798)	(13,798)
Total Soluna Holdings, Inc. Stockholders' Equity	21,529	26,514
Non-Controlling Interest	27,322	26,845
Total Stockholders' Equity	48,851	53,359
Total Liabilities and Stockholders' Equity	$ 90,637	$ 91,276

Company Overview





Soluna develops data centers co-located with renewable power plants, turning their wasted energy into sustainable computing resources.

How Soluna Makes Money

- Current revenue sources
- Future revenue sources

Prop Bitcoin Mining

- **Soluna or JV owned Bitcoin mining machines**
- *Bitcoin sold daily*
- *Soluna provides Managed Infrastructure Services*

Grid Ancillary Services

- **Compensation to act as behind-the-meter flexible load for the grid**
- *Paid on $ / MWh basis by Utility or Grid Operator*

Hosting for Bitcoin Miners

- **Third-party machines hosted at Soluna Data Centers**
- *Soluna provides Managed Infrastructure Services*

High Performance Computing

- **GPU Cloud – AI/ML, simulation, visualization, predictive analytics, and deep learning**
- *GPU machines could be hosted or owned by Soluna at Projects*

Why Soluna

Power producers and computing partners choose Soluna because of our **four pillars of expertise**

- Project Development
- Energy Markets
- Computing Technology
- Project Finance

The Soluna Way

We tackle wasted energy through digital infrastructure. As we optimize the grid and serve our customers, we fuel our growth, funding further expansion to make renewable energy a superpower.



Source low-cost curtailed power from IPPs
Build, own, operate MDCs with 2-yr ROIC
Attract hosting customers HPC, Bitcoin
Provide Ancillary Services to grid
Grow AUM & EBITDA over fixed costs
Grow pipeline


Renewable Energy has a wasted energy problem.
To reach its full potential AI needs a sustainable energy source.
RENEWABLE COMPUTING

AI is the fastest growing technology today

Time it took for selected online services to reach one million users



COMPANY
LAUNCHED
TIME
1 YEAR
2 YEARS
3 YEARS
Netflix
1999
3.5 years
Kickstarter*
2009
2.5 years
Airbnb**
2008
2.5 years
Twitter
2006
2 years
Foursquare**
*
2009
13 months
2004
10 months
Facebook
2008
7 months
Dropbox
2008
5 months
Spotify
2010
2.5 months
Instagram***
2022
5 days
ChatGPT

* one million backers: ** one million nights booked. *** one million downloads
Source: Company announcements via Business Insider/LinkedIn/Statista

AI's hidden challenges

AI is hungry

AI computing's energy density and space needs exceed current hyperscale data center capabilities. Energy demand for AI is projected to exceed the entire current data center levels. Some estimates put it at 20-30GW.

AI is thirsty

Traditional data centers, particularly those utilized for AI, exhibit substantial water consumption. Microsoft used an estimated equivalent of 2.8 Million glasses of water to train ChatGPT-3 due to the current cooling design of traditional data centers.

AI is dirty

Traditional data centers are responsible for 2% of overall U.S. greenhouse gas emissions. GPT-3, Gopher, BLOOM, and OPT had more than 900 tonnes of carbon emissions.


"Using renewable energy grids for training neural networks is the single biggest change that can be made. It can make emissions vary by a factor of 40, between a fully renewable grid and a full coal grid."
- Alexandra Luccioni, Hugging Face

The Lifecycle of AI

Gen AI is batchable: Parts of the Generative AI lifecycle are perfect computing applications for co-location with renewable power plants, because they are inherently batchable.

- Batchable process
- Real-time process

Training

A new model is created from scratch by learning from a large corpus of text. The phase requires the largest number of resources. For example, an iteration of OpenAI's GPT-3 was trained on 10,000 NVIDIA V100 GPUs for 15 days.

Fine Tuning

A pre-trained model is trained further on a smaller, task-specific dataset. This phase is where customers may take an off-the-shelf pre-trained model ad fine-tune it to their proprietary information.

Inferencing

Using a pre-trained model to generate predictions or outputs based on input data. This is 'using' the AI, such as when ChatGPT gives a response, or Stable Diffusion generates an image.

Soluna's Data Center Strategy

Soluna's Helix Data Centers are purpose-built for AI, with a unique access to power.

Soluna's behind-the-meter structure allows flexibility for its proprietary data centers - drawing power from the grid or serving as a renewable power plant and providing ancillary services.

This results in scalable, green, plug and play Helix DCs with industry-leading metrics.

- Direct Liquid Cooling (DLC)
- Scalable
- Green Power
- Zero Water
- Plug & Play




We have a massive pipeline of wasted renewable energy to power high performance computing.
2GW

Operational Highlights
2024



Key Operating Metrics[1]

NASDAQ

SLNH / SLNHP

MW MANAGED

75 MW ▶ 291 MW[2]

INSTALLED HASHRATE

2.5 EH/s[1&4]

AVERAGE POWER COST*

<$29 / MWh[3]

CURTAILED ENERGY MONETIZED

56,145 MWh[1]

POWER USAGE EFFECTIVENESS (PUE)

1.03[3]

BITCOIN MINERS DEPLOYED

~24,000[1&4]

AVERAGE J / TH/s

~26 J / TH/s[1&4]

(1) All numbers are as of March 31st, 2024
(2) Sophie (25 MW - operational) + Dorothy 1 (50MW - operational) + Dorothy 2 (50 MW – In Development) + Kati (166 MW – In Development)
(3) 3-month average (January 2024 - March 2024)
(4) Includes a mix of Prop Miners and Hosted Miners.
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.



Project Dorothy 1A

CAPACITY
25 MW

MODEL
Hosting

INSTALLED HASHRATE
949 PH/s[1]

ENERGIZATION
Operational

POWER USAGE EFFECTIVENESS
1.03[2]

AVERAGE 3-MONTH ANNUAL LCOE*
~$28 / MWh[2]

POWER SOURCE
Wind

PARTNER
Spring Lane Capital

CURTAILED ENERGY CONSUMED
27,112 MWh[3]

(1) All numbers are as of March 31st, 2024
(2) 3-month average (January 2024 - March 2024)
(3) Since inception of the Dorothy 1A project to March 2024
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.





Project Dorothy 1B

CAPACITY

25 MW

MODEL

Prop Mining

INSTALLED HASHRATE

817 PH/s[1]

ENERGIZATION

Operational

POWER USAGE EFFECTIVENESS

1.03[2]

AVERAGE 3-MONTH ANNUAL LCOE*

~$28 / MWh[2]

POWER SOURCE

Wind

PARTNER

Navitas Global

CURTAILED ENERGY CONSUMED

26,128 MWh[3]

(1) All numbers are as of March 31st, 2024
(2) 3-month average (January 2024 - March 2024)
(3) Since inception of the Dorothy 1B project to March 2024
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.





Project Sophie

CAPACITY
25 MW

MODEL
Hosting

INSTALLED HASHRATE
778 PH/s[1]

ENERGIZATION
Operational

POWER USAGE EFFECTIVENESS
1.03[2]

AVERAGE 3-MONTH ANNUAL LCOE*
~$31 / MWh[2]

POWER SOURCE
Hydro/Grid

PARTNER
None



(1) All numbers are as of March 31st, 2024
(2) 3-month average (January 2024 - March 2024)
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.

Project Pipeline





Project Dorothy 2

CAPACITY

50 MW

POWER SOURCE

Wind

PARTNER

TBD

MODEL

Hosting & AI

ENERGIZATION

Design & Planning

AVERAGE ANNUAL LCOE

~$27 / MWh





Project Kati

CAPACITY

166 MW

POWER SOURCE

Wind

PARTNER

TBD

MODEL

Hosting

ENERGIZATION

Development

AVERAGE ANNUAL LCOE

~$30 / MWh



We have a growing pipeline of projects

Data Centers & Pipeline

25MW
Sophie
Operating

100MW
Dorothy
50MW Operating

166MW
Kati
Design & Development*

2GW+ long-term pipeline with large IPPs and infrastructure funds in the US and beyond

Powered by







*Design – design and development activities with the IPP underway and submission to ERCOT LFL started.


SOLUNA
WELCOME TO
RENEWABLE
COMPUTING
Learn more at
solunacomputing.com

Appendix

Consolidated Balance Sheet

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

(Dollars in thousands, except per share)	March 31, 2024	December 31, 2023
Assets		
Current Assets:		
Cash	$ 8,438	$ 6,368
Restricted cash	1,956	2,999
Accounts receivable	4,428	2,948
Notes receivable	306	446
Prepaid expenses and other current assets	1,692	1,416
Equipment held for sale	176	107
Total Current Assets	16,996	14,284
Restricted cash, noncurrent	1,000	1,000
Other assets	2,953	2,954
Deposits and credits on equipment	1,371	1,028
Property, plant and equipment, net	43,264	44,572
Intangible assets, net	24,673	27,007
Operating lease right-of-use assets	380	431
Total Assets	$ 90,637	$ 91,276
Liabilities and Stockholders' Equity		
Current Liabilities:		
Accounts payable	$ 2,528	$ 2,099
Accrued liabilities	5,957	4,906
Convertible notes payable	6,216	8,474
Current portion of debt	10,255	10,864
Income tax payable	24	24
Warrant liability	6,048	-
Customer deposits-current	1,276	1,588
Operating lease liability	194	220
Total Current Liabilities	32,498	28,175
Other liabilities	499	499
Customer deposits- long-term	1,368	1,248
Operating lease liability	189	216
Deferred tax liability, net	7,232	7,779
Total Liabilities	41,786	37,917
Commitments and Contingencies (Note 14)		
Stockholders' Equity:		
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share, $25.00 liquidation preference; authorized 6,040,000; 3,061,245 shares issued and outstanding as of March 31, 2024 and December 31, 2023	3	3
Series B Preferred Stock, par value $0.0001 per share, authorized 187,500; 62,500 shares issued and outstanding as of March 31, 2024 and December 31, 2023	—	—
Common stock, par value $0.001 per share, authorized 75,000,000; 2,882,231 shares issued and 2,841,490 shares outstanding as of March 31, 2024 and 2,546,361 shares issued and 2,505,620 shares outstanding as of December 31, 2023	3	3
Additional paid-in capital	291,545	291,276
Accumulated deficit	(256,224)	(250,970)
Common stock in treasury, at cost, 40,741 shares at March 31, 2024 and December 31, 2023	(13,798)	(13,798)
Total Soluna Holdings, Inc. Stockholders' Equity	21,529	26,514
Non-Controlling Interest	27,322	26,845
Total Stockholders' Equity	48,851	53,359
Total Liabilities and Stockholders' Equity	$ 90,637	$ 91,276

Consolidated Statement of Operations

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

(Dollars in thousands, except per share)	For the three months ended March 31, 2024	2023
Cryptocurrency mining revenue	$ 6,396	$ 2,796
Data hosting revenue	5,278	286
Demand response service revenue	875	-
Total revenue	12,549	3,082
Operating costs:		
Cost of cryptocurrency mining revenue, exclusive of depreciation	1,841	2,251
Cost of data hosting revenue, exclusive of depreciation	2,251	272
Costs of revenue-depreciation	1,523	625
Total costs of revenue	5,615	3,148
Operating expenses:		
General and administrative expenses, exclusive of depreciation and amortization	3,994	4,360
Depreciation and amortization associated with general and administrative expenses	2,403	2,377
Total general and administrative expenses	6,397	6,737
Impairment on fixed assets	130	209
Operating income (loss)	407	(7,012)
Interest expense	(424)	(1,374)
(Loss) gain on debt extinguishment and revaluation, net	(3,097)	473
Loss on sale of fixed assets	(1)	(78)
Other income, net	23	12
Loss before income taxes	(3,092)	(7,979)
Income tax benefit	548	547
Net loss	(2,544)	(7,432)
(Less) Net income (loss) attributable to non-controlling interest	2,710	(370)
Net loss attributable to Soluna Holdings, Inc.	$ (5,254)	$ (7,062)
Basic and Diluted (loss) earnings per common share (1):		
Basic & Diluted loss per share	$ (2.62)	$ (10.30)
Weighted average shares outstanding (Basic and Diluted)	2,807,555	864,922

Consolidated Statement of Cash Flows

(Dollars in thousands)	Three Months Ended March 31, 2024	2023
Operating Activities		
Net loss	$ (2,544)	$ (7,432)
Adjustments to reconcile net loss to net cash provided by (used in) by operating activities:		
Depreciation expense	1,554	632
Amortization expense	2,372	2,369
Stock-based compensation	661	879
Deferred income taxes	(548)	(547)
Impairment on fixed assets	130	209
Amortization of operating lease asset	61	56
Loss (gain) on debt extinguishment and revaluation, net	3,097	(473)
Amortization on deferred financing costs and discount on notes	7	501
Loss on sale of fixed assets	1	78
Changes in operating assets and liabilities:		
Accounts receivable	(1,480)	41
Prepaid expenses and other current assets	(138)	(26)
Other long-term assets	1	(300)
Accounts payable	430	1,368
Deferred revenue	-	(453)
Operating lease liabilities	(61)	(54)
Other liabilities and customer deposits	(192)	104
Accrued liabilities	499	(5)
Net cash provided by (used in) operating activities	3,850	(3,053)
Investing Activities		
Purchases of property, plant, and equipment	(524)	(860)
Purchases of intangible assets	(38)	(24)
Proceeds from disposal on property, plant, and equipment	78	249
Deposits of equipment, net	(343)	200
Net cash used in investing activities	(827)	(435)

Consolidated Statement of Cash Flows

Financing Activities		
Proceeds from common stock warrant exercises	300	-
Proceeds from common stock securities purchase agreement offering	-	41
Proceeds from notes and debt issuance	-	900
Payments on Navitas loan	(616)	-
Costs of common stock securities purchase agreement offering	-	(4)
Payments on NYDIG loans and line of credit	-	(215)
Contributions from non-controlling interest	-	5,991
Distributions to non-controlling interest	(1,680)	-
Net cash (used in) provided by financing activities	(1,996)	6,713
Increase in cash & restricted cash	1,027	3,225
Cash & restricted cash – beginning of period	10,367	1,821
Cash & restricted cash – end of period	$ 11,394	$ 5,046
Supplemental Disclosure of Cash Flow Information		
Interest paid on NYDIG loans and line of credit	115	6
Interest paid on Navitas loan	57	-
Warrant consideration in relation to convertible notes and revaluation	4,333	-
Notes converted to common stock	1,023	1,394
Noncash membership distribution accrual	1,069	-
Noncash disposal of NYDIG collateralized equipment	-	3,388
Promissory note and interest conversion to common shares	-	401
Noncash non-controlling interest contributions	-	2,767
Noncash activity right-of-use assets obtained in exchange for lease obligations	-	397
Series B preferred dividend in accrued expense	-	(131)

Prior Year Comparison Adjusted EBITDA

(Dollars in thousands)	March 31, 2024	March 31, 2023
Net loss	$ (3,976)	$ (7,432)
Interest expense, net	424	1,374
Income tax benefit	(548)	(547)
Depreciation and amortization	3,926	3,002
EBITDA	(174)	(3,603)
Adjustments- Non-cash items		
Stock-based compensation costs	661	879
Impairment on fixed assets	130	209
Loss on sale of fixed assets	1	78
Loss (gain) on debt revaluation and extinguishment, net	4,529	(473)
Adjusted EBITDA	$ 5,147	$ (2,910)

FY 2023-24 by Quarter Adjusted EBITDA

(Dollars in thousands)	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31,2024
Net loss from continuing operations	$ (7,432)	$ (9,257)	$ (6,016)	$ (4,998)	$ (3,976)
Interest expense, net	1,374	486	495	393	424
Income tax (benefit) expense from continuing operations	(547)	(547)	569	(542)	(548)
Depreciation and amortization	3,002	2,918	3,579	3,877	3,926
EBITDA	(3,603)	(6,400)	(1,373)	(1,270)	(174)
Adjustments: Non-cash items					
Stock-based compensation costs	879	2,232	595	606	661
Loss (gain) on sale of fixed assets	78	(48)	373	(5)	1
Impairment on fixed assets	209	169	41	156	130
Loss on debt extinguishment and revaluation, net	(473)	2,054	769	1,554	4,529
Impairment of equity investment	-	-	-	-	-
Adjusted EBITDA	$ (2,910)	$ (1,993)	$ 405	$ 1,041	$ 5,147

This table table represents the Adjusted EBITDA activity between each three-month period from January 1, 2023 through March 31, 2024.

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